UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2015

Federal Realty Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	1-07533	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1626 East Jefferson Street

Rockville, Maryland 20852-4041

(301) 998-8100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 230.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 230.13e-4(c))

Item 8.01. Other Events.

On May 11, 2015, Federal Realty Investment Trust (the “Company”) entered into new Equity Distribution Agreements (the “New Agreements”) with each of Wells Fargo Securities, LLC (“Wells Fargo”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together with Wells Fargo, collectively the “Agents”), under which the Company may issue and sell, from time to time, up to $300,000,000 aggregate offering price of its common shares of beneficial interest, par value $0.01 per share (“Shares”), through the Agents, acting as agents and/or principals. The New Agreements replace the existing Equity Distribution Agreements dated February 12, 2014 (the “Initial Agreements”) with the Agents, and no further issuances or sales may be made under the Initial Agreements. The Company issued and sold approximately $215,900,000 aggregate offering price of Shares of the $300,000,000 approved under the Initial Agreements. Accordingly, the New Agreements reflect an incremental increase of approximately $215,900,000 aggregate offering price of Shares over what remained under the Initial Agreements.

Sales of Shares under the New Agreements, if any, will be made in negotiated transactions or transactions that are deemed to be “at the market” offerings, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. The Company will pay the Agents compensation for sales of Shares at a mutually agreed rate that will not exceed, but may be lower than, 2.0% of the gross sales price of the Shares. Under the New Agreements, the Company may also sell Shares to the Agents for their own account.

The New Agreements are filed as Exhibits 1.1 and 1.2 to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description of the material terms of the New Agreements is qualified in its entirety by reference to such exhibits.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated May 11, 2015 between Federal Realty Investment Trust and Wells Fargo Securities, LLC

1.2	Equity Distribution Agreement, dated May 11, 2015 between Federal Realty Investment Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP relating to legality of the Shares

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP relating to certain tax matters

23.1	Consents of Pillsbury Winthrop Shaw Pittman LLP (contained in the opinions filed as Exhibits 5.1 and 8.1 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST
Date: May 12, 2015	By:	/s/ Dawn M. Becker
Dawn M. Becker
Executive Vice President-General Counsel and Secretary